UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 20, 2004
                                                          -------------


                        UNION FINANCIAL BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                        1-5735                57-1001177
--------------------------------       ----------           -------------------
(State or other Jurisdiction of        (Commission            (IRS Employer
incorporation or organization)         File Number)         Identification No.)


203 West Main Street, Union, South Carolina                         29379-0886
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code         (864) 427-9000
                                                           ---------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


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ITEM 7. FINANCIAL STATEMENTS AND OTHER EXHIBITS

         Exhibit 99.1      Press Release Dated July 20, 2004

ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION

     On July 20, 2004, Union Financial Bancshares, Inc. announced its financial results for the quarter ending June 30, 2004. The press release announcing financial results for the quarter ending June 30, 2004 is filed as Exhibit 99.1 and incorporated herein by reference.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNION FINANCIAL BANCSHARES, INC.


Dated:    July 20, 2004               By: /s/ Dwight V. Neese
                                         ------------------------------------
                                          Dwight V. Neese
                                          President and Chief Executive Officer


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